Cumulative Redeemable Convertible Preferred Stock	9 Months Ended
Sep. 30, 2016
Equity [Abstract]
Preferred Stock [Text Block]

Note 9 — Cumulative Redeemable Convertible Preferred Stock

Successor

The Company’s second amended and restated certificate of incorporation authorizes the issuance of 1,000,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by its board of directors. In connection with the Business Combination the Company issued 400,000 shares of Class A preferred stock (the “Preferred Stock”). Each share of Preferred Stock may be converted (at the holder’s election) into 2.00 shares of the Company’s common stock (as may be adjusted for any stock splits, reverse stock splits or similar transactions), representing a conversion price of $12.50 per share of the Company’s common stock; provided, that such conversion is in compliance with Nasdaq’s listing requirements. The Preferred Stock ranks senior to all classes and series of outstanding capital stock. The Company has agreed to not issue any other shares of capital stock that rank senior or pari passu to the Preferred Stock while the Preferred Stock is outstanding, unless at least 30% of the proceeds from such issuance are used to redeem Preferred Stock. The holders of the Preferred Stock will, in priority to any other class or series of capital stock, be entitled to receive, as and when declared by the board of directors fixed, cumulative, preferential dividends at a rate of: (i) 8% per annum in years one through three from issuance; (ii) 10% per annum in years four through five from issuance; and (iii) 12% per annum thereafter, payable in equal quarterly installments. Dividends on outstanding Preferred Stock will accrue from day to day from the date of issuance of the Preferred Stock. No dividends may be made in excess of the accrued and unpaid preferred yield in respect of the Preferred Stock.
So long as the Preferred Stock is outstanding, the Company is restricted from repurchasing, redeeming or retiring any shares of its capital stock other than the Preferred Stock. In the event of liquidation, dissolution or winding up, the holders of the Preferred Stock will be entitled to receive $25.00 per share of Preferred Stock, plus accrued but unpaid dividends thereon, whether declared or not, before any amount is paid or any assets are distributed to holders of junior capital stock. After payment to the holders of Preferred Stock of the liquidation amounts, such holders shall not be entitled to share in any further distribution payment in respect of the assets of the Company. The Company will redeem all outstanding shares of Preferred Stock on the six-year anniversary from the date of issuance for the price of $25.00 per share of Preferred Stock (as may be adjusted for any stock splits, reverse stock splits or similar transactions), plus accrued but unpaid dividends thereon, whether or not declared, up to and including the date specified for redemption. The holders are not entitled to vote.